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                                                                   Exhibit 99.4


                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER,
             CHIEF OPERATING OFFICER AND CHIEF FINANCIAL OFFICER

    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
    Section 1350)

      The undersigned, as the Chief Executive Officer, Chief Operating Officer and Chief Financial Officer of TransCommunity Bankshares Incorporated, respectively, certify that, to the best of each such individual's knowledge and belief, the Quarterly Report on Form 10-QSB for the period ended June 30, 2003, which accompanies this certification fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of TransCommunity Bankshares Incorporated at the dates and for the periods indicated. The foregoing certification is made pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.




                                            /s/  WILLIAM C. WILEY
                                          ------------------------------
                                             William C. Wiley
                                             Chief Executive Officer

                                            /s/  BRUCE B. NOLTE
                                          ------------------------------
                                             Bruce B. Nolte
                                             Chief Operating Officer

                                            /s/  THOMAS M. CROWDER
                                          -------------------------
                                             Thomas M. Crowder
                                             Chief Financial Officer

      Date:  August 11, 2003




A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to TransCommunity Bankshares Incorporated and will be retained by TransCommunity Bankshares Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.